Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential.

Execution Version

TERMINATION OF THE

BUSINESS COMBINATION AGREEMENT

THIS TERMINATION OF THE BUSINESS COMBINATION AGREEMENT (this “Termination Agreement”) is entered into as of December 29, 2021 (the “Termination Date”), by and among TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 353463 (“SPAC”), Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Dutch Holdco”), New TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 368739 (“New SPAC”), ENGIE New Business S.A.S., a société par actions simplifiée organized and existing under the laws of France (“Seller”), EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (the “Company” and together with Seller, the “Seller Parties”), and TPG Pace Finance Sponsor, Series LLC, a Delaware limited liability company (“Pace Sponsor” and together with SPAC, Dutch Holdco and New SPAC, collectively, the “SPAC Parties”). The Seller Parties and the SPAC Parties are referred to herein collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the BCA (as defined below).

RECITALS

WHEREAS, SPAC, Dutch Holdco, New SPAC, Seller and the Company entered into that certain Business Combination Agreement, dated as of December 10, 2020, as amended by that certain First Amendment to Business Combination Agreement, dated as of March 15, 2021, that certain Second Amendment to Business Combination Agreement, dated as of May 31, 2021, and that certain Third Amendment to Business Combination Agreement, dated as of August 6, 2021 (as so amended, the “BCA”);

WHEREAS, in connection with BCA, Dutch Holdco, Seller and Pace Sponsor entered into that certain Shareholders’ Agreement, dated as of December 10, 2020, as amended by that certain First Amendment to Shareholders’ Agreement, dated March 15, 2021 (as so amended, the “SHA”); and

WHEREAS, the Parties desire to terminate the BCA in accordance with Section 9.01(a) thereof and the SHA, in each case, as more fully set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

TERMINATION

1.	Termination of BCA. Pursuant to Section 9.01(a) of the BCA, SPAC, Dutch Holdco, New SPAC, Seller and the Company hereby agree by mutual consent to terminate the BCA effective as of the date hereof.

2.

Reimbursement. Pursuant to Section 9.03 of the BCA, as a reimbursement of certain expenses incurred by SPAC in connection with the BCA and the Transactions, Seller shall make or cause to be made to SPAC, within twelve (12) Business Days of the Termination Date, a cash payment equal to EUR 15,000,000 (the “Reimbursement Payment”) by wire transfer of immediately available funds to the following account:

[***]

3.	Termination of SHA. Dutch Holdco, Seller and Pace Sponsor hereby agree by mutual consent to terminate the SHA effective as of the date hereof.

4.	Waiver; Release.

a.

Notwithstanding anything to the contrary in the BCA or the SHA, each Seller Party hereby irrevocably and unconditionally waives all claims or causes of action against the SPAC Parties and their respective Nonparty Affiliates and releases the SPAC Parties and their respective Nonparty Affiliates from any and all obligations, liabilities, losses or issues of whatsoever kind of nature, in each case, whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise, whether accrued or unaccrued, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether disclosed or undisclosed, that have been or could have been, could now be, or could in the future be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to the BCA, or the other Transaction Documents, or the negotiation, execution, or performance or non-performance of the BCA, or the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, the BCA, or the other Transaction Documents).

b.

Notwithstanding anything to the contrary in the BCA or the SHA, subject to Seller’s payment of the Reimbursement Payment in accordance with Section 2, each SPAC Party hereby irrevocably and unconditionally waives all claims or causes of action against the Seller Parties and their respective Nonparty Affiliates and releases the Seller Parties and their respective Nonparty Affiliates from any and all obligations, liabilities, losses or issues of whatsoever kind of nature, in each case, whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise, whether accrued or unaccrued, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether disclosed or undisclosed, that have been or could have been, could now be, or could in the future be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to the BCA, or the other Transaction Documents, or the negotiation, execution, or performance or non-performance of the BCA, or the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, the BCA, or the other Transaction Documents).

5.	Governing Law; Waiver of Jury Trial. Section 10.06 and Section 10.07 of the BCA are hereby incorporated by reference into this Termination Agreement, mutatis mutandis.

6.

Headings. The headings contained in this Termination Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Termination Agreement.

7.

Counterparts. This Termination Agreement may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, SPAC, Dutch Holdco, New SPAC, Seller, the Company and Pace Sponsor have caused this Termination Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TPG PACE BENEFICIAL FINANCE CORP.

By	/s/ Eduardo Tamraz
Name:	Eduardo Tamraz
Title:	Secretary

EDISON HOLDCO B.V.

By	/s/ Eduardo Tamraz
Name:	Eduardo Tamraz
Title:	Managing Director

NEW TPG PACE BENEFICIAL FINANCE CORP.

By	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

TPG PACE BENEFICIAL FINANCE SPONSOR, SERIES LLC

By	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

SIGNATURE PAGE TO

TERMINATION OF THE

BUSINESS COMBINATION AGREEMENT

ENGIE NEW BUSINESS S.A.S.

By	/s/ Yves Le Gélard
Name:	Yves Le Gélard
Title:	Chairman

SIGNATURE PAGE TO

TERMINATION OF THE

BUSINESS COMBINATION AGREEMENT

EV CHARGED B.V.

By	/s/ Remco Samuels
Name:	Remco Samuels
Title:	Director

By	/s/ Imen Marrak
Name:	Imen Marrak
Title:	Director

SIGNATURE PAGE TO

TERMINATION OF THE

BUSINESS COMBINATION AGREEMENT